2026 Shareholder Meeting

2026 Shareholder Meeting

New Peoples
BANK

Cautionary Statement Regarding Forward – Looking Statements

This presentation includes forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Accomplishments in 2025

New Peoples BANK

$10.1 MM

NET INCOME

Highest net income in the company's history – 23% increase

$52 MM

INCREASED LOANS

$48 MM

GREW DEPOSITS

$900 MM

TOTAL ASSETS

Crossed over $900MM in total assets for the first time in company history

+12.5%

PAID DIVIDEND

Paid fifth consecutive dividend and highest in company history- $0.09- 12.5% increase over last year

- Opened new Loan Production Office in Wytheville
- Completed a Core Conversion to Jack Henry

Total Assets

GREW ASSETS 6.41% IN 2025

TOTAL ASSETS



1000
900
800
700
600
500
400
300
200
100
0
In millions
2021
2022
2023
2024
2025
2026 (1st quarter)

Total Loans

GREW LOANS 7.91% IN 2025




LOANS
800
700
600
500
400
300
200
100
0
In millions
2021
2022
2023
2024
2025
2026 (1st quarter)

Total Deposits

GREW DEPOSITS 6.44% IN 2025


DEPOSITS
900
800
700
600
In millions
2021
2022
2023
2024
2025
2026 (1st quarter)

Key Performance Ratios



	2021	2022	2023	2024	2025	1st QTR 2026
Net Income (in thousands)	$7,010	$8,082	$7,184	$8,204	$10,098	$3,062
ROA (Annualized)	0.88%	0.99%	0.91%	0.96%	1.13%	1.34%
ROE (Annualized)	11.52%	13.89%	12.00%	12.28%	13.33%	14.69%
Efficiency Ratio	75.56%	70.64%	73.71%	72.40%	67.61%	63.17%

Non-Performing Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Total NPA
Non Acc.
Past Due
2021
2022
2023
2024
2025
2026 (1st Quarter)

New Peoples BANK

Capital Ratios

We Remain Well Capitalized



Capital Ratios
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2021
2022
2023
2024
2025
2026 Q1
Tier 1 Leverage
Well Capitalized

New Peoples
BANK

Stock Price, Book Value, & Dividend

	2021	2022	2023	2024	2025	2026 (1st Quarter)
STOCK PRICE	$2.04	$2.30	$2.40	$3.55	$3.56	$4.02
BOOK VALUE	$2.66	$2.40	$2.73	$2.99	$3.52	$3.53
DIVIDEND		$0.05	$0.06	$0.07	$0.08	$0.09

2026 Initiatives

New Peoples
BANK

1. Increase Overall Profitability
2. Grow the Bank
3. Pursue Digital and Technological Enhancements
4. Enhance Cybersecurity and Fraud Prevention
5. Strengthen the Small Business Program
6. Build a Dynamic Organizational Culture
7. Effectively Manage Risk

Current Challenges in Banking

The banking industry continues to navigate a rapidly evolving landscape shaped by economic pressures, emerging risks, and shifting competitive forces.

- ECONOMIC UNCERTAINTY
- INCREASING CYBERSECURITY THREATS AND FRAUD ACTIVITY
- INCREASED COMPETITION FROM NON-BANK COMPETITORS
- CAN THE CURRENT CREDIT CYCLE HOLD?
- TALENT ACQUISITION

Wytheville: New Loan Production Office

Jim Grubbs – SVP, Market President



Chelsi Pack – Commercial Banking Assistant




NEW PEOPLES BANK
Lester Insurance

Jack Henry Core Conversion

Our transition to the Jack Henry core platform modernizes the systems that run the bank and provides the foundation for a significantly improved online and mobile banking experience.



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This conversion positions us for long-term growth, faster innovation, and a better experience for both customers and employees.

1. A more intuitive, modern online and mobile banking experience for customers.
2. An open, scalable platform that allows us to introduce new digital features faster in 2026 and beyond.
3. A strong long-term technology partner focused on innovation, security, and continuous improvement.

Stock Repurchase Program

AUTHORIZATION

The Board of Directors has given authorization to extend the share repurchase program which allows the Company to repurchase up to 500,000 shares of the Company's outstanding common stock through March 31, 2027

There is no assurance that the Company will purchase any shares under this program.

Contact

If interested, please contact Brayden Cline, Manager of Investor Relations, at 304-487-4944.

Repurchase

Repurchases may be made through open market purchases or in privately negotiated transactions.

Means & Timing

The actual means and timing of any purchase, number of shares and prices or range of prices will be determined by the Company in its discretion and will depend on a number of factors, including the market price of the Company's common stock, general market and economic conditions, and applicable legal and regulatory requirements.


EXIT

Employee Appreciation Day Dollywood - August 30, 2025

In August, our team came together for a day at Dollywood to celebrate the people who make New Peoples Bank special. After a year of hard work and change, it was a chance to relax, connect, and enjoy time together outside the office.



Thank You!

New Peoples
BANK

